SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 29, 2007
BOWATER INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8712	62-0721803

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East Camperdown Way, Greenville, South Carolina	29602

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(864) 271-7733

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Combination Agreement
     On January 29, 2007, Bowater Incorporated, a Delaware corporation (“Bowater”), Abitibi-Consolidated Inc., a corporation amalgamated under the laws of Canada (“Abitibi”), Alpha-Bravo Holdings Inc., a Delaware corporation (“Parent”), Alpha-Bravo Merger Sub Inc., a Delaware corporation (“Merger Sub”) and Bowater Canada Inc., a corporation incorporated under the laws of Canada (“ExchangeCo”), entered into a Combination Agreement and Agreement and Plan of Merger (together with the exhibits thereto, the “Agreement”). Pursuant to the Agreement, the name of Parent is being changed to AbitibiBowater Inc. Parent is a newly formed entity owned 50% by each of Abitibi and Bowater, and Merger Sub is a newly formed, wholly owned direct subsidiary of Parent.
     Also, on January 29, 2007, Abitibi and Bowater issued a joint press release announcing the execution of the Agreement. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The Agreement provides that Merger Sub will merge with and into Bowater (the “Merger”) and each issued and outstanding share of Bowater common stock will be cancelled and converted into the right to receive 0.52 (the “Bowater Exchange Ratio”) of a share of Parent common stock. In the Merger, Bowater will be the surviving corporation and continue as a wholly owned subsidiary of Parent, and the former stockholders of Bowater will become stockholders of Parent. In addition, pursuant to the Agreement and the Plan of Arrangement contained as Exhibit B to the Agreement, and except as described in the following paragraph, each issued and outstanding common share of Abitibi will be transferred to Parent in exchange for 0.06261 (the “Abitibi Exchange Ratio”) of a share of Parent common stock (the “Arrangement”) (the “Merger” and the “Arrangement” are referred to collectively as the “Transactions”). As a result, Abitibi will continue as a wholly owned subsidiary of Parent and the former shareholders of Abitibi who receive Parent shares pursuant to the Arrangement will become stockholders of Parent.
     Pursuant to the Arrangement, any non-tax exempt Canadian resident holder of Abitibi common shares may elect to receive, in lieu of shares of Parent common stock, exchangeable shares of ExchangeCo which are exchangeable for corresponding shares of Parent common stock.
     All Abitibi and Bowater stock options, stock appreciation rights and other stock-based awards outstanding at the effective time of the Transactions, whether vested or unvested, will be converted into options, stock appreciation rights or stock-based awards with respect to Parent common stock (except for those options, stock appreciation rights or stock-based awards of Bowater that are required to be repurchased by Bowater pursuant to the applicable terms of the Bowater plans pursuant to which each option, stock appreciation right or stock-based award was initially issued). The number of shares subject to such converted stock options, stock appreciation rights and stock-based awards will be adjusted by multiplying the number of shares subject to such Abitibi or Bowater stock option, stock appreciation right or stock-based award by the Abitibi Exchange Ratio, in the case of Abitibi, and by the Bowater Exchange Ratio, in the case of Bowater. Similarly, the exercise price of the converted stock options or base price of the stock appreciation rights will be adjusted by dividing such price by the Abitibi or Bowater Exchange Ratio as appropriate, rounded to the nearest one-hundredth of a cent. The options, stock appreciation rights and other stock-based awards to acquire Parent common stock will be issued subject to the same terms and conditions as were applicable under the respective Abitibi or Bowater plans pursuant to which each option, stock appreciation right or stock-based award was initially issued but taking into account any changes thereto, including acceleration thereof, by reason of the Agreement or the Transactions.
     The Agreement provides that following the effective time of the Transactions, Parent will have a fourteen member Board of Directors which will include seven directors named by each of Abitibi and Bowater. John W. Weaver, President and Chief Executive Officer of Abitibi, will be the Executive Chairman of Parent, and David J. Paterson, Chairman, President and Chief Executive Officer of Bowater, will be the President and Chief Executive Officer of Parent.
     Abitibi and Bowater have each made customary representations, warranties and covenants in the Agreement, including, among others, covenants to conduct their businesses in the ordinary course between the execution of the Agreement and the consummation of the Transactions and covenants not to engage in certain kinds of transactions during that period. In addition, Abitibi and Bowater have made certain additional customary covenants, including, among others, covenants, subject to certain exceptions, (A) to cause stockholder meetings to be held to consider approval of the Transactions and the other transactions contemplated by the Agreement, (B) not to solicit proposals relating to alternative business combination transactions, and (C) not to enter into discussions concerning, or provide confidential information in connection with, alternative business combination transactions unless the failure to do so would be inconsistent with the fiduciary duties of their Boards.
     Consummation of the Transactions is subject to customary conditions, including, among others, (i) approval of the stockholders of each of Abitibi and Bowater, (ii) receipt of the interim order and the final order of the Superior Court, District of Montreal, Province of Quebec, approving the Arrangement, (iii) absence of any material adverse effect, (iv) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period, (v) approval under the Competition Act (Canada), (vi) receipt of certain notices under the Investment Canada Act, (vii) the absence of any order or injunction prohibiting the consummation of the Transactions, (viii) the registration statement of Parent filed on Form S-4 having become effective, (ix) shares of Parent common stock having been approved for listing on the New York Stock Exchange and the Toronto Stock Exchange and exchangeable shares of ExchangeCo having been approved for listing on the Toronto Stock Exchange, (x) subject to certain exceptions generally qualified by material adverse effect, the accuracy of representations and warranties with respect to Abitibi’s and Bowater’s business, as applicable, and (xi) the holders of no more than 12% of Abitibi’s common shares having exercised their dissent rights in respect of the Arrangement.
     The Agreement contains certain mutual termination rights for Abitibi and Bowater, and further provides that, upon termination of the Agreement under specified circumstances, a party would be required to pay the other party’s fees and expenses in an amount not to exceed $12,000,000 and a termination fee of $28,000,000.

     Either Abitibi or Bowater may terminate the Agreement if, (i) the Transactions have not been consummated by January 31, 2008, (ii) a required governmental approval is finally or unappealably denied or the Transactions become illegal, (iii) either party does not obtain the necessary shareholder approval, (iv) there is a breach of any representation, warranty, covenant or agreement by the other party such that the terminating party’s conditions to closing are incapable of being satisfied by January 31, 2008, (v) the other party’s Board of Directors changes its recommendation to the shareholders that the Transactions be approved or if the other party intentionally violates certain obligations with respect to its meeting of shareholders, the joint proxy statement/management information circular and other securities filings of the parties, or the solicitation of alternate business combination transactions.
     The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.
Forward-Looking Statements
     Any statements made regarding the proposed transaction between Abitibi and Bowater, the expected timetable for completing the transaction, benefits or synergies of the transaction, and other statements contained in this report that are not historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are based on management’s beliefs, certain assumptions and current expectations. These statements may be identified by the use of forward-looking terminology such as the words “expects,” “projects,” “intends,” “believes,” “anticipates” and other terms with similar meaning indicating possible future events or actions or potential impact on the businesses or shareholders of Abitibi and Bowater (separately and together the “Companies”). Such statements include, but are not limited to, statements about future financial and operating results, Abitibi’s and Bowater’s plans, objectives, expectations and intentions, the markets for Abitibi’s and Bowater’s products, the future development of Abitibi’s and Bowater’s business, and the contingencies and uncertainties to which Abitibi and Bowater may be subject and other statements that are not historical facts. There is no assurance the transaction contemplated in this report will be completed at all, or completed upon the same terms and conditions described. All forward-looking statements in this report are expressly qualified by information contained in each company’s filings with regulatory authorities.
     The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the ability to obtain required governmental or third party approvals of the combination on the proposed and schedule and without material concessions; the failure of Abitibi or Bowater shareholders to approve the combination; the exercise by a material percentage of Abitibi shareholders of their dissent rights; the risk that the businesses will not be integrated successfully; the risk that the cost savings and other expected synergies from the transaction may not be fully realized or may take longer to realize than expected; and disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers. Additional factors that could cause Abitibi’s and Bowater’s results to differ materially from those described in the forward-looking statements can be found in the periodic reports filed by Abitibi and Bowater with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s internet site (http://www.sec.gov). Neither Abitibi nor Bowater undertakes and each specifically disclaims, any obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise.

Additional Information and Where to Find It
     In connection with the proposed transaction, AbitibiBowater will file with the SEC a registration statement on Form S-4, which will include a proxy statement/prospectus of Bowater and a management information circular of Abitibi. Shareholders are urged to read the joint proxy statement/prospectus/management information circular regarding the proposed transaction when it becomes available, because it will contain important information. Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus/management information circular, as well as other filings containing information about Abitibi and Bowater, without charge, at the SEC’s internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus/management information circular and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus/management information circular can also be obtained, without charge, by directing a request to Abitibi, 1155 Metcalfe Street, Suite 800, Montreal, Quebec Canada H3B 5H2, Attention: Investor Relations (514) 394-2341, or to Bowater, 55 Camperdown Way, Greenville, South Carolina USA 29602, Attention: Investor Relations (864) 271-7733.
Participants in the Solicitation
     Abitibi, Bowater and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed combination. Information regarding Abitibi’s directors and executive officers is available in the 2005 Annual Report on Form 40-F filed with the SEC by Abitibi on March 31, 2006, and the management information circular with respect to Abitibi’s 2006 Annual Meeting of Shareholders filed by Abitibi on SEDAR on March 31, 2006. Information regarding Bowater’s directors and executive officers is available in the Annual Report on Form 10-K filed with the SEC by Bowater on March 13, 2006 and the Proxy Statement with respect to Bowater’s 2006 Annual Meeting of Stockholders filed by Bowater with the SEC on April 12, 2006. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus/management information circular and other relevant materials to be filed with the SEC when they become available.

Item 8.01 Other Events.
     On January 29, 2007, Abitibi and Bowater issued a joint press release announcing the combination. A copy of the press release is attached as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

2.1	Combination Agreement and Agreement and Plan of Merger, dated January 29, 2007, by and among Alpha-Bravo Holdings Inc. (“Parent”), Bowater Incorporated, Alpha-Bravo Merger Sub Inc., Bowater Canada Inc. (“ExchangeCo”) and Abitibi-Consolidated Inc., together with the following exhibits:

Exhibit A: Form of Arrangement Resolution
Exhibit B:     Form of Plan of Arrangement
Exhibit C:     Exchangeable Share Support Agreement
Exhibit D:     Voting and Exchange Trust Agreement
Exhibit E:     Form of Parent Amended and Restated Certificate of Incorporation
Exhibit F:     Form of Parent Amended and Restated Bylaws
Exhibit G:     Form of ExchangeCo Articles of Amendment
Exhibit H: Form of Parent Certificate of Designation

99.1	Joint Press Release, dated January 29, 2007 by Abitibi and Bowater

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWATER INCORPORATED
By:	/s/ Ronald T. Lindsay
	Name:	Ronald T. Lindsay
	Title:	Executive Vice President — General Counsel and Secretary

Dated: January 29, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Combination Agreement and Agreement and Plan of Merger, dated January 29, 2007, by and among Alpha-Bravo Holdings Inc. (“Parent”), Bowater Incorporated, Alpha-Bravo Merger Sub Inc., Bowater Canada Inc. (ExchangeCo”) and Abitibi-Consolidated Inc., together with the following exhibits:

Exhibit A: Form of Arrangement Resolution
Exhibit B:     Form of Plan of Arrangement
Exhibit C:     Exchangeable Share Support Agreement
Exhibit D:     Voting and Exchange Trust Agreement
Exhibit E:     Form of Parent Amended and Restated Certificate of Incorporation
Exhibit F:     Form of Parent Amended and Restated Bylaws
Exhibit G:     Form of ExchangeCo Articles of Amendment
Exhibit H: Form of Parent Certificate of Designation

99.1	Joint Press Release, dated January 29, 2007 by Abitibi and Bowater